Exhibit 99.1

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE
In re:	Chapter 11

AMBASSADORS INTERNATIONAL, INC., et al.,1	Case No. 11-11002 (KG)

Debtors.	Jointly Administered

________________________________
1    The Debtors in these chapter 11 cases, along with each Debtor’s individual case number and the last four digits of each Debtor’s federal tax identification number, are: Ambassadors International, Inc. (Case No. 11-11002 (KG)), (8605); Ambassadors Cruise Group, LLC (Case No. 11-11003 (KG)), (2448); Ambassadors, LLC (Case No. 11-11004 (KG)), (0860); EN Boat LLC (Case No. 11-11006 (KG)), (8982); AQ Boat, LLC (Case No. 11-11009 (KG)), (5018); MQ Boat, LLC (Case No. 11-11008 (KG)), (5095); DQ Boat, LLC (Case No. 11-11010 (KG)), (5064); QW Boat Company LLC (Case No. 11-11005 (KG)), (0658); Contessa Boat, LLC (Case No. 11-11007 (KG)), (9452); CQ Boat, LLC (Case No. 11-11011 (KG)), (9511); and American West Steamboat Company LLC (Case No. 11-11012 (KG)), (0656).  The mailing address for each Debtor is 2101 4th Avenue, Suite 210, Seattle, WA  98121.  The chapter 11 case of Ambassadors International Cruise Group (USA), LLC (7304) (Case No. 11-11013) has been dismissed.

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Mark Detillion	June 20, 2011
Signature of Authorized Individual*	Date

Mark Detillion	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

_________________________________
*    Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: May 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS2

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

CURRENT MONTH (ACTUAL)	Ambassadors International, Inc.	Ambassadors International Cruise Group (USA)	American West Steamboat Company LLC
CASH BEGINNING OF MONTH	1,949,989.77	1,893,583.76	207,664.73

RECEIPTS
CASH SALES		1,004,768.00
CREDIT CARD RECEIPTS		1,032,770.00
ACCOUNTS RECEIVABLE	304,004.23
LOANS AND ADVANCES
SALE OF ASSETS	4,285,714.49
CASH REFUNDS		(23,319.00)
TRANSFERS (FROM DIP ACCOUNTS)

TOTAL RECEIPTS	4,589,718.72	2,014,219.00	0.00

DISBURSEMENTS
WINDSTAR PAYROLL		357,484.00
CREW PAYROLL		398,753.00
FUEL		666,465.00
PORT		211,781.00
PASSENGER & CREW FOOD		187,518.00
COMMISSIONS		218,378.00
INSURANCE	197,672.00
PAYMENTS TO OTHER VENDORS		1,412,893.00
OTHER	17,441.43		15,560.85
PAYMENT OF DIP FACILITY	1,596,299.00	454,530.00	192,104.00
TRANSFERS (TO DIP ACCTS)
PROFESSIONALS FEES3	640,253.13
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS

TOTAL DISBURSEMENTS	2,451,665.56	3,907,802.00	207,664.85

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	4,088,042.00	0.00	0.00

 [CONTINUED ON NEXT PAGE.]

______________________________________
2   The following Debtors had no receipts or disbursements in May 2011: Ambassadors Cruise Group, LLC; Ambassadors, LLC; AQ Boat, LLC; MQ Boat, LLC; DQ Boat, LLC, QW Boat Company LLC, EN Boat LLC, CQ Boat, LLC, and Contessa Boat, LLC.
3    The figures in this column only include payments made in connection with the Debtors’ postpetition credit facility, not payments to professionals retained by the Debtors.

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	Ambassadors International, Inc.	Ambassadors International Cruise Group (USA)	American West Steamboat Company LLC
TOTAL DISBURSEMENTS	2,451,665.56	3,907,802.00	207,664.85
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	2,451,665.56	3,907,802.00	207,664.85

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: May 2011

DEBTORS’ BANK RECONCILIATION CERTIFICATION

To the best of my knowledge and belief, the Debtors have reconciled all bank statements for the reporting period covered by this operating report.  The figures included in this report are the resulting book balances.

June 20, 2011	/s/ Mark Detillion
Date	Signature of Responsible Party Mark Detillion

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: May 2011

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments for the reporting period covered by this operating report.

None.

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: May 2011

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Ambassadors International, Inc.	Ambassadors International Cruise Group (USA)	Majestic4	Discontinued Operations	Consolidated
Revenue
Net Guest Revenue	-	3,690,878	-	-	3,690,878
Add On Revenue	-	185,094	-	-	185,094
On Board and Other Revenue	-	951,253	-	-	951,253
Net Revenue	-	4,827,226	-	-	4,827,226
Costs and Operating Expenses
Ship Operating Expenses
Compensation and Benefits	-	791,886	(4,605)	-	787,281
Purchased Passenger Services	-	350,356	-	-	350,356
Materials and Services	-	1,892,420	14,636	-	1,907,055
Repairs and Maintenance	-	323,088	-	-	323,088
Other Ship Operating Expenses	-	86,815	-	-	86,815
Commissions	-	290,580	-	-	290,580
Total Ship Operating Expenses	-	3,735,144	10,031	-	3,745,175
Selling and Marketing	-	675,196	-	-	675,196
General and Administrative	2,206,275	186,385	5,215	-	2,397,875
Depreciation and Amortization	7,075	384,838	-	-	391,913
Total Cost and Operating Expenses	2,213,350	4,981,562	15,246	-	7,210,159
Operating (Loss) Income	(2,213,350)	(154,336)	(15,246)	-	(2,382,933)
Other Income (Expense)	-
Interest and Dividend Income	-	58	-	-	58
Interest Expense	(42,808)	(72,403)	-	-	(115,211)
Intercompany Interest	-	4,707	-	-	4,707
Other Income (Expense), Net	(62,189,618)	50,368	-	-	(62,139,250)
Total Other Income (Expense)	(62,232,426)	(17,270)	-	-	(62,249,696)
(Loss) from Continuing Operations Before Taxes	(64,445,776)	(171,606)	(15,246)	-	(64,632,629)
(Loss) from Continuing Operations	(64,445,776)	(171,606)	(15,246)	-	(64,632,629)
(Loss) from Discontinued Operations	-	-	-	6,351	6,351
Net Income (Loss)	(64,445,776)	(171,606)	(15,246)	6,351	(64,626,279)

____________________________________
4    This column includes EN Boat LLC, AQ Boat, LLC, MQ Boat, LLC, DQ Boat, LLC, QW Boat Company LLC, Contessa Boat, LLC, CQ Boat, LLC and American West Steamboat Company LLC, most of which are non-operational.

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: May 2011

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

Period: May 2011

	Ambassadors International, Inc.	Ambassadors International Cruise Group (USA)	Majestic5	Discontinued Operations	CONSOLIDATED
ASSETS
Current Assets:
Cash & Cash Equivalents	4,092,633	481,578	(0)	-	4,574,211
Restricted Cash	70,000	7,540,344	-	-	7,610,344
Accounts Receivable	-	512,049	1,744	-	513,793
Prepaid Exp & Other Current Assets	209,136	4,544,172	8,400	-	4,761,708
Inventory	-	2,222,856	-	-	2,222,856
Total Current Assets	4,371,769	15,300,999	10,144	-	19,682,912

Property & Equipment, Net	101,474	51,409,273	-	-	51,510,746
Trade Name	-	1,000,000	-	-	1,000,000
Other Long-Term Assets	-	1,923,799	-	-	1,923,799

TOTAL ASSETS	4,473,243	69,634,070	10,144	-	74,117,457

LIABILITIES & STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts Payable	(41,570)	4,143,188	583,098	-	4,464,715
Accrued Expenses	690,755	3,532,109	855,559	-	5,078,422
Intercompany Payable	(58,904,466)	(1)	54,540,412	4,364,055	(0)
Corporate Concentration Cash	(4,028,233)	0	14,003,502	(9,975,270)	-
Passenger Deposits	-	17,140,679	-	-	17,140,679
Credit Facility Term Loan	-	0	-	-	0
Notes Payable – MARAD	-	-	958,142	-	958,142
Notes Payable	30,192,914	-	-	-	30,192,914
Liabilities Held for Sale	-	-	44,669	336,039	380,708
Total Current Liabilities	(32,090,600)	24,815,976	70,985,380	(5,275,176)	58,435,581

Passenger Deposits Long-Term	-	524,322	-	-	524,322
Total Liabilities	(32,090,600)	25,340,297	70,985,380	(5,275,176)	58,959,902

Stockholders’ Equity:
Common Stock	33,218	-	-	-	33,218
Additional Paid In Capital	118,439,551	-	-	714,990	119,154,541
Other Equity	(10,573,824)	97,607,674	4,540,094	6,033,713	97,607,656
Retained Earnings (Accumulated Deficit)	(2,142,547)	(46,653,644)	(76,267,080)	(1,479,877)	(126,543,148)
Current Period Earnings (Losses)	(69,192,555)	(6,660,257)	751,750	6,351	(75,094,712)
Total Stockholders’ Equity	36,563,842	44,293,773	(70,975,236)	5,275,176	15,157,555
TOTAL LIAB. & STOCKHOLDERS’ EQUITY	4,473,243	69,634,070	10,144	-	74,117,457

____________________________________
5    This column includes EN Boat LLC, AQ Boat, LLC, MQ Boat, LLC, DQ Boat, LLC, QW Boat Company LLC, Contessa Boat, LLC, CQ Boat, LLC and American West Steamboat Company LLC, most of which are non-operational.

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: May 2011

DEBTORS’ TAX CERTIFICATION

To the best of my knowledge and belief, Debtors have made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

June 20, 2011	/s/ Mark Detillion
Date	Signature of Responsible Party Mark Detillion

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: May 2011

SUMMARY OF UNPAID POSTPETITION DEBTS6

	CURRENT
	Ambassadors International, Inc.	Ambassadors International Cruise Group (USA)	American West Steamboat Company LLC
Accounts Payable	114,035.15	2,244,680.27	1,744.20
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: Operating Expenses
Other: Moorage on Columbia Queen
Total Postpetition Debts	114,035.15	2,244,680.27	1,744.20

All postpetition debts are less than 30 days past due as of the end of May 2011.

__________________________________________
6   The following Debtors have no postpetition debts: Ambassadors Cruise Group, LLC; Ambassadors, LLC; EN Boat LLC; AQ Boat, LLC; MQ Boat, LLC; DQ Boat, LLC; QW Boat Company LLC; Contessa Boat, LLC; and CQ Boat, LLC.
*    “Insider” is defined in 11 U.S.C. Section 101(31).

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: May 2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	AMOUNT
Total Accounts Receivable at the beginning of the reporting period	N/A
+ Amounts billed during the period	N/A
- Amounts collected during the period	N/A
Total Accounts Receivable at the end of the reporting period	N/A
N/A
Accounts Receivable Aging
0 - 30 days old	N/A
31 - 60 days old	N/A
61 - 90 days old	N/A
91+ days old	N/A
Total Accounts Receivable	N/A
Amount considered uncollectible (Bad Debt)	N/A
Accounts Receivable (Net)	N/A

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?  (Sale of substantially all of the Debtors’ assets was approved by the Bankruptcy Court on May 19, 2011.)
X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X